VOID AFTER NOVEMBER _____, 2003
NUMBER
RB-	THIS CERTIFICATE AND THE RIGHTS REPRESENTED BY IT ARE HELD SUBJECT TO THE TERMS AND CONDITIONS HEREIN DESCRIBED. ANY SALE, ASSIGNMENT, PLEDGE OR TRANSFER OF THESE RIGHTS IS STRICTLY PROHIBITED.	UNDERLYING COMMON RIGHTS

XO COMMUNICATIONS, INC.

NON-TRANSFERABLE CLASS B SUBSCRIPTION RIGHTS CERTIFICATE

This non-transferable class A rights certificate (the “Subscription Rights Certificate”) certifies that FOR VALUE RECEIVED

     (the “Registered Holder”) is the owner of non-transferable subscription rights (the “Subscription Rights”) with the number of underlying common rights set forth above and related over-subscription rights. Upon presentation of this Subscription Rights Certificate with the form of election on the reverse side hereof properly completed and duty executed and accompanied by payment in full of the Purchase Price in U.S. dollars for the number of shares of New Common Stock subscribed by check, bank check, money order or wire transfer, the Registered Holder is entitled to purchase from XO Communications, Inc., a Delaware corporation (the “Company”), at any time on or before November     , 2003 (the “Subscription Rights Expiration Date”), at the office of American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, or its successors, as Rights Agent (the “Rights Agent”), for a purchase price of $5.00 (the “Purchase Price”) (i) a number of fully paid and non-assessable shares of the Company’s common stock par value $.01 per share (the “New Common Stock”) equal to each one hundred and sixteen (116) underlying common rights as set forth above and (ii) pursuant to the exercise of oversubscription rights, additional shares of New Common Stock, subject to availability and allocation as described in the Prospectus, dated October     , 2003, related to these securities (the “Prospectus”). Capitalized terms used herein without definition are used as defined in the Prospectus.

     The Company is offering 40,000,000 shares of New Common Stock (the “Rights Shares”) at $5.00 per share for an aggregate of $200 million through the rights offering; provided, that the Company may offer up to an additional 3,333,333 shares to holders pre-petition Class A Common Stock Interests for up to an aggregate of $16,666,666 in certain events. A Registered Holder may exercise over-subscription rights for any or all of the available Rights Shares, subject to the priority and allocation rules described below through the Subscription Rights Expiration Date. Each Registered Holder may specify on the back of this Subscription Rights Certificate the total number of Rights Shares it wishes to purchase (up to the full amount of the offering), subject to allocation and pro ration as follows:

First: to the holders of pre-petition General Unsecured Claims and pre-petition Senior Note Claims, pro rata based on the ratio of the amount of each such exercising holder’s claim to the aggregate amount of all claims in such classes;

Second: one-third of any remaining Subscription Rights to each of the following groups of holders: (i) holders of pre-petition Subordinated Note Claims, (ii) holders of pre-petition Preferred Stock Interests, and (iii) holders of pre-petition Class A Common Stock Interests, allocated in each case pro rata based on the ratio of the amount of each such exercising holder’s claim, liquidation preference (in the case of pre-petition Preferred Stock Interests) or number of shares (in the case of the pre-petition Class A Common Stock) to the aggregate amount of all claims, liquidation preference or number of shares, as applicable, of such holder’s class; provided that, pursuant to the Shareholder Stipulation, if, but only to the extent, that the holders of pre-petition Class A Common Stock Interests receive Subscription Rights with an aggregate exercise price of less than $16,666,666, additional Subscription Rights will be issued and allocated to such holders; provided, further, that any Subscription Rights remaining after such allocation shall subsequently be reallocated solely among holders of pre-petition Class A Common Stock Interests, based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of pre-petition Class A Common Stock Interests; provided, further, that any such additional but unexercised Subscription Rights shall not be allocated beyond this Second allocation tier and shall be deemed cancelled as of the Subscription Rights Expiration Date;

Third: any remaining Subscription Rights, to the holders of pre-petition General Unsecured Claims and pre-petition Senior Note Claims, pro rata based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of such classes; and

Fourth: any remaining Subscription Rights, to the holders of pre-petition Subordinated Note Claims, pre-petition Preferred Stock Interests and pre-petition Class A Common Stock Interests and Class B Common Stock Interests, pro rata based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of such classes.

     The payment for firm and over-subscription rights will be held in a special bank account by the Rights Agent. If insufficient Rights Shares are available to fill a Registered Holder’s over-subscription right request, the Rights Agent will promptly refund any funds for which Rights Shares are unavailable. THE FUNDS RETURNED TO REGISTERED HOLDERS AS A RESULT OF INSUFFICIENT RIGHTS SHARES TO FILL OVER-SUBSCRIPTION PRIVILEGE REQUESTS WILL NOT BEAR INTEREST. The Rights Agent will issue certificates representing Rights Shares to subscribers as described in the Prospectus as soon as commercially practicable after the conclusion of the offering, which may include the offering of share pursuant to separate, transferable rights in a subsequent phase of the offering. The Company will not issue fractional Rights Shares.

     This Subscription Rights Certificate, and the Subscription Rights represented hereby are indivisible, non-transferable and non-assignable. Prior to the exercise of any Subscription Rights represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company by virtue of such holder’s ownership of any Subscription Rights, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company or to receive any notice.

     This Subscription Rights Certificate shall not be valid or obligatory until it has be countersigned by the Rights Agent.

     IN WITNESS WHEREOF, the Company has caused this Subscription Rights Certificate to be signed by its duly authorized officers and its corporate seal to be imprinted hereon.

Dated:		XO COMMUNICATIONS, INC.

By:		By:
	SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER		CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
as Rights Agent

By:
AUTHORIZED SIGNATURE

XO COMMUNICATIONS, INC.

FORM OF ELECTION TO EXERCISE SUBSCRIPTION RIGHTS
(to be executed if holder desires to exercise the Rights)
Please Print All Information Clearly And Legibly.

     The undersigned irrevocably hereby elects to exercise Subscription Rights represented by this Subscription Rights Certificate and irrevocably subscribes to purchase the number of Rights Shares set forth below upon the terms and subject to the conditions set forth on the face of this Subscription Rights Certificate and in the Prospectus:

Total Number of Rights Shares to be exercised pursuant to Firm Subscription Rights:		Rights Shares*

Total Number of Shares requested:		Rights Shares**

Purchase Price:	$5.00 per share

Total Subscription Price:	$

(amount enclosed)

*	The number of Firm Subscription Rights equals the number of Underlying Common Rights set forth on the front of this certificate divided by one hundred and sixteen (116). Fractional Firm Subscription Rights are not exercisable in this offering.

**	Any number of shares, up to a maximum of 40,000,000 shares, may be requested, as long as the subscription price is paid in full, but requests in excess of the amount of the Firm Subscription Right as properly calculated above will be subject to the allocation and pro ration rules described thereon and in the Prospectus.

     The form of election must be accompanied by check, bank check, money order or wire transfer in U.S. dollars for the number of Rights Shares requested multiplied by the $5.00 purchase price per share.

Method of Payment (check one):

☐	Check, Bank Draft, Cashier’s Check or Money Order Payable to American Stock Transfer & Company as Right Agent — XO Communications, Inc.

☐	Wire Transfer directly to a bank account maintained by American Stock Transfer & Trust Company as Rights Agent — XO Communications, Inc. at Chase Manhattan Bank, ABA Routing #021-000-021, for Credit to Account #323053785, Further credit: XO Communications Rights Offering.

     The undersigned understands that he is not assured of receiving any Rights Shares in excess of the number of Firm Subscription Rights, if any, set forth on the face of this Certificate, and that he will receive any additional Rights Shares requested above only in accordance only with the allocation and pro ration rules set forth on the face of this Certificate and in the Prospectus. The undersigned also understands that any portion of the purchase price remitted herewith in respect of shares requested but not allocated to him for purchase will be returned to him without interest in due course.

     The undersigned acknowledges that all Rights Shares will be issued in the name of the Registered Holder and will be sent to the Registered Holder’s address of record with the Rights Agent. By completing this Election to Exercise Subscription Rights, the undersigned hereby certifies that he has received and had an opportunity to read the Prospectus.

Registered Holder Name	Social Security Number/TIN

Signature(s)

Registered Holder Mailing Address	Signature(s)

Dated: _____, 2003

The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on the reverse of this Subscription Rights Certificate.